EXHIBIT 32.1

Section 1350 Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Symmetry Medical Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Form 10-Q”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

November 8, 2006

/s/ BRIAN MOORE
Brian Moore
Chief Executive Officer

/s/ FRED HITE
Fred Hite
Chief Financial Officer